                                                                   EXHIBIT 99.6


                              STOCKHOLDER AGREEMENT

     THIS STOCKHOLDER AGREEMENT, dated as of November 9, 2001 (the "AGREEMENT"), is made by and among Stanford, Inc., a Delaware corporation ("STANFORD"), Dynegy Inc., an Illinois corporation ("DYNEGY"), Enron Corp., an Oregon corporation ("ENRON"), and Chevron U.S.A. Inc., a Pennsylvania corporation (the "STOCKHOLDER").

     WHEREAS, Stockholder owns a significant percentage of the outstanding capital stock of Dynegy;

     WHEREAS, Stanford, Enron, Dynegy and certain other entities have entered into an Agreement and Plan of Merger dated as of the date hereof (the "MERGER AGREEMENT"), that provides for, among other things, the merger of a subsidiary of Stanford with and into Dynegy (the "MERGER"), pursuant to which shares of Stanford's Class B Common Stock, no par value $.01 per share ("CLASS B SHARES"), shall be issued to Stockholder in exchange for its shares of Dynegy Class B Common Stock, subject to the terms and conditions of the Merger Agreement;

     WHEREAS, on the closing date of the Merger, ChevronTexaco Corporation, an Affiliate of Stockholder ("CHEVRONTEXACO"), may purchase additional shares of Stanford Class B Shares pursuant to the terms of a Subscription Agreement dated as of the date hereof (the "SUBSCRIPTION AGREEMENT") by and between Stanford and ChevronTexaco; and

     WHEREAS, as an inducement to Stanford, Enron and Dynegy to enter into the Merger Agreement, Stockholder agreed to enter into this Agreement to provide for certain agreements and obligations of the parties hereto prior to and following the closing of the Merger.

     NOW, THEREFORE, in consideration of the premises and the mutual and independent covenants hereinafter set forth and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS

     As used in this Agreement, each of the following capitalized terms is defined as follows:

     "AFFILIATE" shall mean a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, another Person, and includes any Person acting in concert with another Person.

     "AUCTION" shall mean a sale process for 100% of the total combined voting power of the outstanding voting securities of Stanford conducted by an investment banking firm of national reputation selected by Stanford and reasonably acceptable to Stockholder. An "Auction" may include either (i) a broad or narrow solicitation of interest and may or may not involve multiple rounds of bidding as determined by Stanford's Board of Directors or a committee thereof or (ii) any recapitalization, combination, reverse merger or other similar transaction.

     "BLOCKING EVENT" shall occur if either (a) all of the directors elected to Stanford's Board of Directors pursuant to the terms of the Class B Shares present at the meeting where a Covered Transaction is considered vote against a Covered Transaction and such Covered Transaction is otherwise approved by at least a majority of the directors elected to Stanford's Board of Directors then in office, or (b) any of the Class B Shares are voted against a Covered Transaction and such Covered Transaction is otherwise approved by at least two-thirds of those shares entitled to vote on the transaction (other than the Class B Shares and other than shares that are beneficially owned by members of Stanford's Board of Directors and the executive officers of Stanford or any Subsidiary of Stanford). Notwithstanding the foregoing, no "Blocking Event" shall be deemed to occur with respect to (a) any Covered Transaction which is a substantially similar transaction as a Covered Transaction previously acted upon, the intent of the parties being that repetitive submissions of substantially similar proposals shall not result in additional Blocking Events having occurred or (b) any event that would otherwise constitute a Blocking Event pursuant to clause (a) or (b) of the preceding sentence with respect to which a majority of the directors elected to Stanford's Board of Directors then in office (other than the directors elected by the holders of the Class B Shares) determines that such event shall not be deemed to be a Blocking Event.

     "BUYOUT EVENT" shall occur upon the earlier of (a) the occurrence of a second Blocking Event within a period of 24 consecutive months following the occurrence of a prior Blocking Event or (b) the occurrence of a third Blocking Event (regardless of the period of time between Blocking Events).

     "CLASS A SHARES" shall mean shares of Stanford's Class A Common Stock, par value $.01 per share.

     "CLOSING" shall mean the closing of the transactions contemplated by the Merger Agreement.

     "COVERED TRANSACTION" shall mean an event specified in Article III, Section 7(b) (excluding clause (i) and (ii) thereof) of the Amended and Restated Bylaws of Stanford.

     "EFFECTIVE DATE" shall mean the effective date of the Merger.

     "EXCHANGE ACT" shall mean the Securities and Exchange Act of 1934, as amended.

     "GOVERNMENTAL AUTHORITY" shall mean any governmental or regulatory authority or agency.

     "GOVERNMENTAL ORDER" shall mean any rule, regulation, order, writ or decree of a Governmental Authority.

     "PARENT" shall mean any Person of which Stockholder is a "subsidiary company" as defined in PUHCA.


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

     "PERSON" shall mean a natural person, a corporation, a limited liability company, a partnership, an association, a trust or any other entity or organization, including a Governmental Authority.

     "PUBLIC SALE" shall mean (a) an underwritten public offering of Class B Shares (or the Class A Shares into which they are convertible) pursuant to an effective registration statement under the Securities Act or (b) a bona fide public sale of Class B Shares (or the Class A Shares into which they are convertible) in an open market transaction through a broker, dealer or market maker under Rule 144 (or any successor rule thereto) of the Securities Act.

     "PUHCA" shall mean the Public Utility Holding Company Act of 1935, as amended, including any regulations promulgated thereunder or any successor statutes thereto.

     "PUHCA EXEMPTION" shall mean an exemption under Section 3(a)(3) of PUHCA from the registration and other requirements of PUHCA.

     "QUALIFIED OFFER" shall mean a written offer by Stockholder or any Affiliate thereof to acquire all, but not less than all, of the outstanding voting securities of Stanford for consideration consisting solely of cash or freely tradable securities listed on a national securities exchange or the NASDAQ National Market (or successors thereto), which offer is accompanied by a fairness opinion relating to such offer from an investment banking firm of national reputation.

     "REGISTRATION RIGHTS AGREEMENT" shall mean the Registration Rights Agreement dated as of the date hereof between Stockholder and Stanford.

     "SEC" shall mean the Securities and Exchange Commission or any successor organization.

     "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

     "THIRD PARTY OFFER" shall mean a bona fide cash offer from any Person to acquire all or any part of the Class B Shares (or the Class A Shares into which they are convertible).

     "THIRD PARTY OFFEROR" shall mean a Person who makes a Third Party Offer.

     "TRANSFER" shall mean: (a) when used as a noun, any direct or indirect transfer, sale, assignment, conveyance, pledge, hypothecation, encumbrance or other disposition; and (b) when used as a verb, to directly or indirectly transfer, sell, assign, convey, pledge, hypothecate, encumber or otherwise dispose of; provided that "Transfer" shall not include any such transfer to a "Permitted Transferee" (as defined in Stanford's Restated Certificate of Incorporation) provided that such Permitted Transferee agrees in writing to become a party to this Agreement and to be bound by the provisions hereof; provided, further, that "Transfer" shall include a change of control of any Person who holds, directly or indirectly, Class B Shares (but shall not include a change of control with respect to ChevronTexaco).

     "VOTING AGREEMENT" shall mean the Shareholder Agreement dated as of the date hereof between Stockholder and Enron.

     "WIDELY DISBURSED PUBLIC SALE" shall mean a Public Sale in which no purchaser and its affiliates (a) acquires Class B Shares (or the Class A Shares or other securities into which the Class B Shares are convertible) representing more than 3% of the total combined voting power of all voting securities of Stanford then outstanding or (b) acquire any shares to the extent that such acquisition will increase such purchaser's and its Affiliates' combined voting power to more than 5% of the total combined voting power of all voting securities of Stanford then outstanding.

                                   ARTICLE II
               AGREEMENTS RELATING TO PUHCA AND ICC CERTIFICATION

     2.1 Covenants of Stockholder and Stanford. Stockholder and Stanford covenant and agree that:

         (a) In furtherance of the application previously filed by Stockholder for a PUHCA exemption, Stockholder shall amend its application with the SEC as may be reasonably necessary or appropriate to reflect the changed circumstances arising from the transaction contemplated by the Merger Agreement and the related transactions by and among the Stockholder and/or its affiliates and Stanford and/or Dynegy. In the event that after Closing (as defined in the Merger Agreement), the SEC denies the PUHCA exemption application (as the same may be amended in connection with the transactions contemplated by the Merger Agreement) made under Section 2.1(a) of the Shareholder Agreement, dated as of June 14, 1999, by and among Dynegy (f/k/a Energy Convergence Holding Company), Illinova Corporation, an Illinois corporation, Dynegy Holdings Inc., a Delaware corporation (f/k/a Dynegy Inc.), and Stockholder, or revokes or revises in a manner adverse to Stockholder an exemption previously granted, and no action Stockholder is required to take, or will agree to take, under this Section 2.1 will enable Stockholder to obtain an exemption or to restore the exemption previously granted, Stanford shall have the sole responsibility to take and will take the necessary actions to avoid Stockholder becoming a holding company required to register under PUHCA including, without limitation, one or more of the following: joining or becoming subject to an independent system operator or a separate transmission company, joining or contributing assets to a regional transmission organization, functionally separating its lines of business, or divesting utility assets or public utility companies, in any such event only to the extent necessary to allow perfection of an exemption or for Stockholder to avoid the requirement that Stockholder register as a holding company pursuant to PUHCA. In such instances, Stockholder shall cooperate with Stanford in its efforts to obtain perfection of an exemption from the registration requirements of PUHCA for Stockholder, but will not be required to take any action materially affecting Stockholder's ownership interest or minority Stockholder protection rights (including governance and voting rights) pertaining to Stanford, or Stockholder's ability to acquire "foreign utility companies" under Section 33 of PUHCA.



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

         (b) Notwithstanding any other provision of this Section 2.1, in the event that Stockholder acquires (other than through Stanford) a direct or indirect interest in any public utility company or acquires voting stock in Stanford in addition to the stock to be acquired under the Merger Agreement and the Subscription Agreement: (i) Stanford shall not be required to undertake any action to remedy the legal consequences under PUHCA of any such acquisition, and (ii) Stockholder shall have the sole responsibility to take (if it elects to do so) the necessary actions to avoid Stockholder becoming a holding company required to register under PUHCA including, without limitation, divestiture of the additional interests acquired by Stockholder and modification of Stockholder's minority Stockholder protection rights (including governance and voting rights) in any of Stockholder's direct or indirect interests in a public utility company.

         (c) Stanford agrees that it will not (nor allow any subsidiary to) enter into transactions or to take other action that would put the exemptions from the registration requirements of PUHCA held by Stanford or Stockholder at risk or restrict Stockholder's ability to invest in or acquire interests in "foreign utility companies" as defined by section 33(a)(3) of PUHCA.

         (d) Stanford, Enron and Dynegy shall furnish such information and provide such assistance, as Stockholder may reasonably request for purposes of implementing the provisions of this Section 2.1.

                                  ARTICLE III
                    LIMITATIONS ON ACQUISITIONS AND TRANSFERS

     3.1 Limitations on Certain Acquisitions by Stockholder. Stanford and Stockholder covenant and agree that:

         (a) Stockholder may freely acquire, or permit any Affiliate of Stockholder to acquire, by purchase or otherwise, any securities of Stanford or become affiliated with any Person who owns securities of Stanford, so long as Stockholder and its Affiliates do not collectively beneficially own (including any securities of other Persons with whom Stockholder or its Affiliates are affiliated) securities representing more than 40% of the total combined voting power of the outstanding voting securities of Stanford.

         (b) From the date hereof until the first anniversary of the Closing, Stockholder shall not, directly or indirectly, acquire, offer or propose to acquire, solicit an offer to sell, become a "participant" in a "solicitation" of proxies, as those terms are defined in Rule 14a-11 and 14a-1, respectively, under the Exchange Act, in respect of any voting securities of Stanford that may be outstanding and entitled to vote relating to any of the foregoing, or otherwise agree to acquire by purchase or otherwise (or permit any Affiliate of Stockholder to undertake any of such actions) any securities of Stanford in excess of 40% of the total combined voting power of the outstanding voting securities of Stanford; provided, however, that Stockholder may (i) make a Qualified Offer in accordance with Section 3.1(d) if, and only if, any Person or group of Persons (other than an Affiliate of


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

     Stockholder) acquires, offers, solicits an offer to sell, or otherwise seeks or agrees to acquire by purchase or otherwise beneficial ownership (as such term is defined in Rule 14d-1 of the Exchange Act) of any securities of Stanford representing 15% or more of the total combined voting power of the outstanding voting securities of Stanford or (ii) exercise its preemptive rights pursuant to Article VI hereof.

         (c) From and after the first anniversary of the Closing, Stockholder shall not, directly or indirectly, acquire, offer or propose to acquire, solicit an offer to sell, become a "participant" in a "solicitation" of proxies, as those terms are defined in Rule 14a-11 and 14a-1, respectively, under the Exchange Act, in respect of any voting securities of Stanford that may be outstanding and entitled to vote relating to any of the foregoing, or otherwise agree to acquire by purchase or otherwise (or permit any Affiliate of Stockholder to undertake any of such actions) any securities of Stanford in excess of 40% of the total combined voting power of the outstanding voting securities of Stanford; provided, however, that Stockholder shall be entitled to make a Qualified Offer in accordance with
     Section 3.1(d).

          (d) (i) In connection with any Qualified Offer, Stockholder shall deliver the Qualified Offer in writing to Stanford. In the event that Stanford does not accept such offer in writing within 30 days after receipt, such offer shall be deemed withdrawn and Stockholder shall elect for Stanford to either: (A) conduct an Auction in which Stockholder may participate but shall have no special priority or other rights vis-a-vis other bidders, or (B) conduct an Auction in which Stockholder shall not participate but at the conclusion thereof Stockholder shall have the right to acquire all of the outstanding voting securities of Stanford at a purchase price per share equal to 105% of the purchase price per share set forth in the bid selected by Stanford's Board of Directors and in such event, Stanford's Board of Directors shall approve promptly and in any case within 10 days of Stockholder's request in writing made within 10 days of the conclusion of any such Auction (written notice of such conclusion to be given immediately by Stanford to Stockholder) entering into a definitive agreement with Stockholder for such a transaction containing customary terms and conditions, and Stanford shall, within 2 days of the approval of its Board of Directors of such an agreement, execute and deliver the same to Stockholder; such terms and conditions shall include a termination fee of 5 percent of the aggregate value of Stanford as evidenced by the per share value payable by Stockholder under the agreement and a right of Stanford to terminate the transaction and pay such termination fee to Stockholder if Stanford's Board of Directors determines that it is necessary for Stanford to so terminate the agreement in order for the Board to properly discharge its fiduciary duties. In the event of any such termination by Stanford, Stockholder may, in its discretion, proceed with a tender or exchange offer for all of the common stock of Stanford which Stockholder does not own at such price as it shall choose irrespective of any other provisions of this Agreement and shall be free to pursue any other rights and remedies which it may then have against Stanford arising from such termination; Stockholder shall not be obligated to tender its shares to such other bidder nor to vote in favor of any other transaction in the event of such termination.

               (ii) Any Auction shall be subject to the following provisions:

                    (A) The Auction shall be completed within 120 days after
               Stanford receives the Qualified Offer and the corresponding sale shall close within 60 days after completion of the Auction.

                    (B) If Stanford does not receive an offer acceptable to its
               Board of Directors in an Auction conducted pursuant to Section 3.1(d)(i)(B) within 120 days after Stanford receives a Qualified Offer, Stockholder may either (I) proceed with its Qualified Offer (which may take the form of a tender offer or exchange offer) and close such purchase within 60 days thereafter, or (II) reinitiate the process by submitting a new Qualified Offer.

                    (C) In the event that Stockholder is not the successful
               bidder in an Auction conducted pursuant to Sections 3.1(d)(i)(A) or (B) or does not elect to purchase in the Auction, Stockholder agrees that it shall vote its Class B Shares in favor of the successful bidder's transaction and not exercise dissenter's rights, shall tender its shares (in the event of a tender offer), and otherwise shall reasonably cooperate in consummating the transaction.

                    (D) Stanford and Stockholder agree that the purchase price set forth in a Qualified Offer is highly confidential and, as such, Stanford and Stockholder (and each of their Affiliates) shall not, to the extent legally permissible, disclose such purchase price to any Person without the prior written consent of the other party.

                    (E) To the extent that a successful bidder proposes a
               purchase price that is not solely for cash, the stock and cash components of such bid shall be substantially equivalent in value (on a per share basis) and the bid shall provide for sufficient cash (or be on such other terms) such that Stockholder may receive solely cash for its Class B Shares.

                    (F) In any Auction, Stanford may be a bidder.

     3.2 Transfer Restrictions. Stanford and Stockholder covenant and agree that commencing upon the Closing and for a period of one year thereafter (the "RESTRICTED PERIOD"), Stockholder shall not Transfer any Class B Shares except in a transaction pursuant to Section 3.1(d) hereof, Article IV hereof or a Governmental Order. Following the Restricted Period, Stockholder shall not Transfer or propose to Transfer any Class B Shares except in a transaction pursuant to Article III, Article IV or a Governmental Order.

          (a) Widely Disbursed Public Sale. Following the Restricted Period, Stockholder may Transfer any Class B Shares in one or more Widely Disbursed Public Sales.

          (b) Other Transfers. Following the Restricted Period, Stockholder may Transfer part or all of its Class B Shares in accordance with this Section 3.2(b) and Stanford shall first be given the opportunity, in the following manner, to purchase (or cause a Person or group designated by Stanford (a "STANFORD DESIGNEE") to purchase) all, but not less than all, of such offered Class B Shares:

               (i) Proposed Transfer in the Absence of a Third Party Offer. If, from time to time, at any time when Stockholder is not in receipt of a Third Party Offer, Stockholder desires to Transfer some or all of the Class B Shares other than pursuant to a Widely Disbursed Public Sale, Stockholder shall deliver a written notice (the "OFFER NOTICE") to Stanford of such intention and stating the number of Class B Shares that Stockholder proposes to Transfer and the cash purchase price per share for such Transfer. Stanford (or a Stanford Designee) shall have the right for thirty (30) days from the receipt of the Offer Notice, exercisable by written notice in accordance with Section 8.4 hereof, to elect to purchase (or to designate the Stanford Designee to purchase) all, but not less than all, of the Class B Shares specified in the Offer Notice for cash at a purchase price per share as set forth therein.

                    (A) If Stanford (or a Stanford Designee) does not provide
               Stockholder written notice of its election to purchase within thirty (30) days from receipt of the Offer Notice, Stockholder may, but is not obligated to, Transfer all, but not less than all, of the Class B Shares as specified in the Offer Notice at the cash purchase price per share set forth therein (or at a higher price), provided that such Transfer must be completed within 180 days after Stockholder delivers the Offer Notice.

                    (B) If Stanford exercises its right to purchase the Class B
               Shares specified in the Offer Notice, the closing of the purchase of such Class B Shares shall take place within 180 days after Stockholder delivers the Offer Notice at a time and place reasonably specified by Stanford (or a Stanford Designee). At the closing, Stanford (or a Stanford Designee) shall deliver to Stockholder cash or immediately available funds in an amount equal to the total purchase price of the Class B Shares set forth in the Offer Notice and Stockholder (and its Affiliates) shall deliver to Stanford (or a Stanford Designee) certificates representing the Class B Shares, duly endorsed in blank or accompanied by stock powers duly executed and otherwise in form acceptable for transfer of the shares on the books of Stanford, free and clear of liens, claims or other encumbrances of any nature. If, for any reason other than a delay caused by Stockholder, Stanford (or a Stanford Designee) fails to complete the purchase of the

               Class B Shares in accordance with this clause within 180 days after Stockholder delivers the Offer Notice, then Stockholder (and its Affiliates) may, but is not obligated to, Transfer the Class B Shares at such price as it shall deem appropriate, provided that Stockholder shall complete such Transfer within 180 days thereafter. Stockholder and Stanford expressly agree that, with respect to the first failure of Stanford to complete the purchase of the Class B Shares as required by this clause (B), Stockholder shall have no remedies other than (1) the rights set forth in the immediately preceding sentence and (2) a right to recover from Stanford on demand Stockholder's reasonable out of pocket expenses related to the proposed sale; provided, however that such limitation on Stockholder's remedies shall only be applicable if Stanford exercised its right to purchase under this clause (B) in good faith and with the written advice of a nationally-recognized investment banking firm or financial institution that sufficient financing would be available for such transaction.

               (ii) Transfer Pursuant to a Third Party Offer. At any time Stockholder receives and desires to accept an unsolicited Third Party Offer, Stockholder shall deliver a written notice (the "THIRD PARTY OFFER NOTICE") to Stanford of such intention and stating the identity of the Third Party Offeror, the number of Class B Shares that Stockholder proposes to Transfer and the purchase price per share for such Transfer. Following, receipt of the Third Party Offer Notice, Stanford's board of directors shall determine, in its sole discretion, whether the sale to the Third Party Offeror is acceptable and shall deliver a written notice to Stockholder stating whether the sale to the Third Party Offeror is acceptable within thirty (30) days from the receipt of the Third Party Offer Notice.

                    (A) If Stanford advises Stockholder that the sale to the
               Third Party Offeror is acceptable, then Stockholder may proceed with the Transfer of Class B Shares in accordance with the Third Party Offer Notice (or at a higher price).

                    (B) If Stanford advises Stockholder that the sale to the
               Third Party Offeror is not acceptable, then Stockholder shall have the right to require Stanford to purchase (or to designate a Stanford Designee to purchase) all, but not less than all, of the Class B Shares specified in the Third Party Offer Notice for cash at a purchase price equal to 105% of the purchase price per share as set forth in the Third Party Offer Notice. If, for any reason other than a delay caused by Stockholder, Stanford (or a Stanford Designee) fails to complete the purchase within 180 days from its receipt of the Third Party Offer Notice, Stockholder may, but is not obligated to, Transfer the Class B Shares specified in the Third Party Offer Notice at such price as it shall deem appropriate, provided that Stockholder shall complete such Transfer within 180 days thereafter. Stockholder and Stanford expressly agree that, with respect to the first such failure of Stanford to complete the purchase of the Class B Shares as required by this clause (B), Stockholder shall have no remedies other than (1) the rights set forth in the immediately preceding sentence and (2) a right to recover from Stanford on demand Stockholder's reasonable out of pocket expenses related to the proposed sale; provided, however that such limitation on Stockholder's remedies shall only be applicable if Stanford exercised its right to purchase under this clause (B) in good faith and with the written advice of a nationally-recognized investment banking firm or financial institution that sufficient financing would be available for such transaction.

     3.3 Time Periods. Whenever a provision of Article III or IV provides that an action is to be taken within a specified period of time, such period shall be increased to the extent reasonable to accommodate obtaining any required approvals from any Governmental Authorities.

     3.4 Additional Stockholder Covenants. Stockholder shall not seek, directly or indirectly, to place representatives on the Board of Directors of Stanford or seek the removal of any member of the Board of Directors of Stanford except pursuant to the terms of the Class B Shares set forth in the Restated Certificate of Incorporation of Stanford.

     3.5 Shares Subject to the Agreement. Except as otherwise provided for herein, all Class B Shares now or hereafter owned by Stockholder or its Affiliates shall be subject to the terms of this Agreement.

     3.6 References to Class B Shares. With respect to any Transfer, a reference to Class B Shares herein shall be deemed to include the Class A Shares or other securities issuable upon conversion of the Class B Shares in accordance with Stanford's Restated Certificate of Incorporation upon the Transfer of such Class A Shares or other securities to a third party.

     3.7 Legend and Stop Transfer Order. To assist in effectuating the provisions of this Agreement, Stockholder hereby consents:

         (a) to the placement of the following legend on all certificates certifying ownership of the Class B Shares until such Class B Shares have been sold, transferred or disposed of pursuant to the requirements of
     Article III hereof:

         The shares represented by this certificate are subject to the provisions of a Stockholder Agreement by and among Stanford, Inc., Dynegy Inc. and Chevron U.S.A. Inc. (and certain other parties) and may not be sold, transferred, pledged, hypothecated or otherwise disposed of except in accordance therewith. A copy of said Agreement is on file at the office of the Secretary of Stanford; and

          (b) to the entry of a stop transfer order with the transfer agent or agents of Stanford securities against the transfer of Class B Shares except in compliance with the requirements of this Agreement, or, if Stanford is its own transfer agent with respect to any Class B Shares, to the refusal by Stanford to transfer any such securities except in compliance with the requirements of this Agreement.

                                   ARTICLE IV
                            STANFORD'S BUYOUT RIGHTS

     4.1 Buyout Rights. Subject to the limitations hereinafter set forth, upon the occurrence of a Buyout Event, Stockholder's blocking rights under this Agreement with respect to a Covered Transaction and pursuant to Article III,
Section 7 of Stanford's Amended and Restated Bylaws shall, subject to reinstatement under clause (a)(iii) hereunder, terminate and Stockholder shall, within 180 days after the occurrence of a Buyout Event (or such longer period as may be required to avoid disgorgement of short swing profits under Section 16 of the Exchange Act with respect to Class B Shares owned at the time of the Buyout Event), at its option either:

          (a) Sell (and cause its Affiliates to sell) all of the Class B Shares
     (1) in a Widely Disbursed Public Sale or (2) to a third party in a private sale, provided that any such private sale shall be subject to the following provisions:

               (i) As promptly as practicable, Stockholder shall deliver written notice to Stanford of any proposed buyer under clause (2) of this
          Section 4.1(a) and the purchase price per share and other material terms of such proposed sale.

               (ii) If, within 30 days after receipt of Stockholder's notice, Stanford's board of directors delivers written notice to Stockholder that a proposed buyer or terms are not acceptable, in its sole discretion, then Stockholder shall have the right to require Stanford to purchase (or find an acceptable buyer to purchase) all of the Class B Shares at a purchase price equal to 105% of the purchase price agreed to between Stockholder and the third party under clause (2) of this Section 4.1(a).

               (iii) If, for any reason other than a delay caused solely by Stockholder, Stanford (or any acceptable buyer appointed by Stanford) fails to purchase the Class B Shares within 180 days after the date of the Buyout Event, then Stockholder (and its Affiliates) shall be free to Transfer the Class B Shares at such price as it shall deem appropriate, provided that Stockholder shall complete such Transfer within 180 days thereafter, provided, that if Stockholder chooses not to sell the Class B Shares after such failure, then notwithstanding any of the provisions of this Section 4.1, the Blocking Event triggering the Buyout Event shall not be deemed to be a Blocking Event and Stockholder's blocking rights under Article III, Section 7 of Stanford's Amended and Restated Bylaws shall thereupon be reinstated. Stockholder and Stanford expressly agree that, with respect to the first failure of Stanford to complete the purchase of the Class B Shares as required by this clause (iii), Stockholder shall have no remedies other than (1) the rights set forth in the immediately preceding sentence and (2) a right to recover from Stanford on demand Stockholder's reasonable out of pocket expenses related to the proposed sale; provided, however that such limitation on Stockholder's remedies shall only be applicable if Stanford exercised its right to purchase under this clause (iii) in good faith and with the written advice of a nationally-recognized investment banking firm or financial institution that sufficient financing would be available for such transaction.

          (b) Elect to retain the Class B Shares, by delivering a written election to Stanford, provided that such Class B Shares and the directors elected by such Class B Shares shall no longer be entitled to any blocking rights under Article III, Section 7 of Stanford's Amended and Restated Bylaws.

                                   ARTICLE V
                         CERTAIN AGREEMENTS RELATING TO
                        THE MERGER AGREEMENT AND STANFORD

     5.1 Sales of Class B Common Stock. Stanford covenants and agrees that it shall not issue or agree to issue to any Person other than Stockholder or its Affiliates any Class B Shares (or any security convertible or exchangeable into such Class B Shares or any option, warrant or other right to acquire such Class B Shares) without the prior written consent of Stockholder.

     5.2 Restraints on Stockholders Ownership. Stanford covenants and agrees that its shall not adopt a stockholder rights plan, "poison pill" or similar device that prevents Stockholder from exercising its rights under Section 3.1(c) or Article IV.

     5.3 Representatives on Stanford's Board of Directors. Dynegy and Stanford covenant and agree that they shall cause the three directors nominated by Stockholder to be appointed to Stanford's Board of Directors pursuant to Section
3.1 of the Merger Agreement.

     5.4 Waiver of Conditions in Merger Agreement; Amendments. The officers of Dynegy and Stanford shall not waive any material condition to closing set forth in the Merger Agreement or enter into any material amendments thereof without the further approval of a majority of the Dynegy Board of Directors and, in addition, a majority of the Class B Directors of Dynegy (as defined in the Amended and Restated Articles of Incorporation of Dynegy).

                                   ARTICLE VI
                                PREEMPTIVE RIGHTS

     6.1 Employee Benefit Plans. In the event that Stanford issues any equity securities pursuant to stock option, restricted stock or other employee benefit plans, within 30 days following the end of each fiscal quarter Stanford shall notify Stockholder in writing of all such issuances. Within 30 days after the receipt of such notification, Stockholder may notify Stanford of its intent to purchase its "proportionate share" of such securities, in which event Stanford shall issue such equity securities to Stockholder in exchange for the purchase price. Notwithstanding the foregoing, in the event that Stanford is subject to a stock split, reverse split, merger, share exchange or other transaction in which the rights of Stockholder may be adversely impacted in the event it is not able to purchase its proportionate share in a timely fashion, the notice required by this Section shall be given in sufficient time for Stockholder to elect to purchase equity securities and participate in such transaction.

     6.2 Other Issuances. In the event that Stanford issues any equity securities other than as contemplated by the Merger Agreement and as described in Section 6.1 hereof, promptly, but in all events within 30 days following each such issuance, Stanford shall notify Stockholder in writing of such issuance. Within 30 days after the receipt of such notification, Stockholder may notify Stanford in writing of its intent to purchase its proportionate share of such securities, in which event Stanford shall issue such equity securities to Stockholder in exchange for the purchase price.

     6.3 Intended Issuances. Notwithstanding the provisions of Section 6.2, in order to enable Stanford to efficiently structure financings and other securities issuances, to the extent that Stanford notifies Stockholder in writing of the material terms of an intended issuance of any equity securities, as promptly as practicable thereafter Stockholder shall notify Stanford in writing of its election to purchase its proportionate share of such securities, in which case Stanford shall issue such equity securities to Stockholder in exchange for the purchase price at the time of the issuance to others. In the event that the material terms of the intended issuance change prior to issuance, Stanford shall promptly give Stockholder written notice thereof, and as promptly as practicable thereafter Stockholder shall reconfirm (or reverse) its prior election in writing.

     6.4 Purchase Price. The purchase price for equity securities issued pursuant to Section 6.1 or 6.2 shall equal: (a) in the event that the securities are issued in an arms' length transaction based upon the market price of Stanford's securities, at the price of such issuance, (b) if clause (a) does not apply, at the mean closing price on the New York Stock Exchange (or other primary market for the relevant securities) over the twenty (20) trading days most immediately preceding the issuance, (c) if neither clause (a) or (b) applies, at the fair market value thereof as determined for purposes of complying with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, if a notification is required pursuant to such Act, and (d) otherwise at the fair market value thereof, in cash, as determined in good faith by the Board of Directors of Stanford.

     6.5 Proportionate Share. For purposes of the issuance of securities to Stockholder pursuant to this Article VI, Stockholder's "proportionate share" shall be that number of shares or interests which preserves Stockholder's proportionate interest in the equity value of Stanford at the same level as prior to the issuance that triggered Stockholder's rights.

     6.6 Nature of Securities. To the extent that Stockholder is entitled to purchase Class A Common Shares pursuant to this Article VI, it instead shall be issued Class B Common Shares on a one-for-one basis. To the extent that Stockholder is entitled to purchase any other voting securities, Stanford and Stockholder shall negotiate in good faith and agree upon the nature of the securities and, if applicable, the restrictions on or privileges of, such securities so that the purposes of this Agreement are effected. Stockholder shall have no preemptive rights with respect to securities that do not participate in the earnings of Stanford or, absent a payment or other default, in the election of directors of Stanford.

     6.7 Presumption. In order to facilitate future reviews of the books and records of Stanford, there shall be an irrefutable presumption that this Article VI has been fully complied with by Stanford: (a) absent a filing by Stockholder with the SEC (for instance, on a Schedule 13D) within 180 days following the end of any fiscal year of a document stating its belief that it was not issued the securities that it was entitled to during such fiscal year, with respect to all issuances during such year, and (b) absent the institution of litigation against Stanford by Stockholder prior thereto, 180 days following the last date on which there has been any Class B Shares outstanding, with respect to all issuances.

                                  ARTICLE VII
                           EFFECTIVENESS; TERMINATION

     7.1 Effectiveness and Term. The provisions of this Agreement shall be effective and terminate as follows:

          (a) The provisions of Articles I, II and VIII hereof shall be effective as of the date hereof and shall terminate on the date following the Effective Date on which Stockholder and its Affiliates own less than 10% of the total combined voting power of all voting securities of Stanford; and

          (b) The remaining provisions (other than Articles I, II and VIII) of this Agreement shall be effective at the Effective Date and shall terminate on the date Stockholder and its Affiliates cease to own at least 15% of the total combined voting power of all voting securities of Stanford.

Notwithstanding the foregoing, if the Merger Agreement is terminated in accordance with its terms, the provisions of this Agreement shall be null and void and of no further force or effect and this Agreement shall be deemed terminated; provided, however, that no termination of this Agreement shall in any way relieve any party from any liability arising as a result of any breach of this Agreement by such party prior to the effective date of such termination.

     7.2 Issuance of New Certificates. Upon a termination of the provisions of this Agreement contemplated by Section 7.1(b), all Class B Shares subject to this Agreement shall be relieved from the terms and conditions contained herein, and the stock certificates of Stanford representing such Class B Shares may be surrendered to Stanford for cancellation and issuance of a new certificate without the legend required pursuant to Section 3.7. Such new certificates shall be issued and delivered to Stockholder as soon as practicable and the stop transfer order provided for in Section 3.7 shall be rescinded immediately.

                                  ARTICLE VIII
                               GENERAL PROVISIONS

     8.1 Intent and Interpretation. Each of parties hereto stipulates and acknowledges that Stanford has made, prior to the date hereof, a careful evaluation of Stockholder, its investment objectives with regard to the Class B Shares and its lack of intent to obtain control of Stanford by its acquisition thereof, and the compatibility of such objectives with the objectives of Stanford; that such factors were critical to Stanford in the decision to consummate the Merger and thereby issue a large block of voting securities to Stockholder; that, absent the restrictions in this Agreement, ownership of the Class B Shares would present an unusual opportunity for Stockholder to gain effective control of Stanford; that Stanford might have reached a different decision with regard to the Merger and the resulting issuance of the Class B Shares to a group of related persons had such persons been other than Stockholder; therefore, that the restrictions set forth in this Agreement are a material part of the consideration received by Stanford for the issuance of the Class B Shares in the Merger, and that the primary intent of such restrictions is to insure that such block of securities does not come to rest in the hands or under the control of any single holder or group of holders other than Stockholder and that the size of such block of securities is not, except as otherwise herein provided, increased over a prescribed amount, without the consent of Stanford. Stockholder acknowledges and agrees that such purpose and intent are reasonable and that the restrictions set forth in this Agreement are reasonable in view of such purpose and intent. Further, Stockholder and Stanford agree that, should any disagreement arise in the interpretation of any such restrictions as applied to any set of facts, such disagreement shall be resolved by interpreting and applying each restriction in the manner that will most nearly effectuate the purpose and intent of such restrictions as herein stated.

     8.2 Specific Enforcement. Each of the parties hereto acknowledges and agrees that the other parties hereto would be irreparably damaged and that money damages are not an adequate remedy in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached because, among other reasons, each such provision relates to potential control of Stanford. It is accordingly agreed that each party hereto shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to specifically enforce this Agreement and the terms and provisions hereof in any court of the United States or any state thereof, in addition to any other remedy to which such party may be entitled, at law or in equity. It is further agreed that none of the parties hereto shall raise the defense that there is an adequate remedy at law.

     8.3 Severability. If any term of this Agreement or the application thereof to any party or circumstance shall be held invalid or unenforceable to any extent, the remainder of this Agreement and the application of such term to the other parties or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by applicable law, provided that in such event the parties shall negotiate in good faith in an attempt to agree to another provision (in lieu of the term or application held to be invalid or unenforceable) that will be valid and enforceable and will carry out the parties' intentions hereunder.

     8.4 Notices, Etc. All notices, requests, demands or other communications required by or otherwise with respect to this Agreement shall be in writing and shall be deemed given (i) when made, if made by hand delivery, and upon confirmation of receipt, if made by facsimile, (ii) one business day after being deposited with a next-day courier, postage prepaid, or (iii) three business days after being sent certified or registered mail, return receipt requested, postage prepaid, in each case to the applicable addresses set forth below (or to such other address as such party may designate in writing from time to time):

               If to Stanford, Dynegy or Enron:

                              Dynegy Inc.
                              1000 Louisiana, Suite 5800
                              Houston, Texas  77002
                              Attention:  President
                              Telecopy: (713) 507-6808

               with copies (which shall not constitute notice) to:

                              Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                              711 Louisiana; Suite 1900 South
                              Houston, Texas  77002
                              Attention:  Robert B. Allen
                              Telecopy (713) 236-0822

               If to Stockholder:

                              Chevron U.S.A. Inc.
                              1301 McKinney
                              Houston, TX  77010
                              Attention:  President
                              Telecopy:  (713) 754-5777
               with a copy to:

                              ChevronTexaco Corporation
                              575 Market Street
                              San Francisco, CA  94105
                              Attention:  General Counsel
                              Telecopy:  (415) 894-6017

               and to:

                              Pillsbury Winthrop LLP
                              50 Fremont Street
                              P.O. Box 7880
                              San Francisco, CA 94120-7880
                              Attention:  Terry M. Kee, Esq.
                                          and Rodney R. Peck, Esq.
                              Telecopy:  (415) 983-1200

or to such other address as such party shall have designated by notice so given to each other party.

     8.5 Amendments, Waivers, Etc. This Agreement may not be amended, changed, supplemented, waived or otherwise modified or terminated except by an instrument in writing signed by all of the parties hereto (or their successors).

     8.6 Entire Agreement. This Agreement (together with the Merger Agreement, the Registration Rights Agreement, the Voting Agreement, the Subscription Agreement and the Restated Certificate of Incorporation and Amended and Restated Bylaws of Stanford) embodies the entire agreement and understanding among the parties relating to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. There are no representations, warranties or covenants by the parties hereto relating to such subject matter other than those expressly set forth in this Agreement, the Merger Agreement, the Registration Rights Agreement, the Voting Agreement and the Subscription Agreement.

     8.7 Remedies Cumulative. All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy by such party.

     8.8 No Waiver. The failure of any party hereto to exercise any right, power or remedy provided under this Agreement or otherwise available in respect hereof at law or in equity, or to insist upon compliance by any other party hereto with its obligations hereunder, and any custom or practice of the parties at variance with the terms hereof, shall not constitute a waiver by such party of his or her right to exercise any such or other right, power or remedy or to demand such compliance.

     8.9 No Third Party Beneficiaries. This Agreement is not intended to be for the benefit of and shall not be enforceable by any person or entity who or which is not a party hereto.

     8.10 Consent to Jurisdiction. Each party (a) consents to submit itself to the personal jurisdiction of any federal court located in the State of Delaware or any Delaware state court if any action, suit or proceeding arises in connection with this Agreement, and (b) agrees that it will not attempt to defeat or deny such personal jurisdiction by motion or other request for leave from any such court.

     8.11 Governing Law. This Agreement shall be construed, interpreted, and governed in accordance with the laws of Delaware, without reference to rules relating to conflicts of law.

     8.12 Name, Captions, Gender. The name assigned this Agreement and the section captions used herein are for convenience of reference only and shall not affect the interpretation or construction hereof. Whenever the context may require, any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

     8.13 Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies each signed by less than all, but together signed by all, of the parties hereto.

     8.14 Expenses. Except as expressly provided herein, each of the parties hereto shall each bear its own expenses incurred in connection with this Agreement and the transactions contemplated hereby.

     8.15 Successors and Assigns. Stockholder shall not assign this Agreement without the written consent of Stanford, except to an Affiliate of Stockholder as contemplated herein; Stanford may assign this Agreement only to any successor to substantially all of its business as a result of a merger, consolidation or sale by Stanford. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

                   REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

     IN WITNESS WHEREOF, the parties hereto have duly and validly executed this Stockholder Agreement as of the day and year first above written.

                                      STANFORD INC.


                                      By:    /s/ HUGH A. TARPLEY
                                         --------------------------------------
                                      Name:  Hugh A. Tarpley
                                           ------------------------------------
                                      Title: Executive Vice President
                                            -----------------------------------

                                      DYNEGY INC.


                                      By:    /s/ HUGH A. TARPLEY
                                         --------------------------------------
                                      Name:  Hugh A. Tarpley
                                           ------------------------------------
                                      Title: Executive Vice President
                                            -----------------------------------


                                      CHEVRON U.S.A. INC.


                                      By:    /s/ RICHARD P. COHAGAN
                                         --------------------------------------
                                      Name:  Richard P. Cohagan
                                           ------------------------------------
                                      Title: Attorney-in-Fact
                                            -----------------------------------


                                      ENRON CORP.


                                      By:    /s/ RAYMOND M. BOWEN, JR.
                                         --------------------------------------
                                      Name:  Raymond M. Bowen, Jr.
                                           ------------------------------------
                                      Title: Executive Vice President -
                                             Finance and Treasurer
                                            -----------------------------------